UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 9, 2015

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-14379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street

Cincinnati, Ohio 45202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2015, Convergys Funding Inc. (as Buyer) entered into a Receivables Sale Agreement, dated as of June 9, 2015 and effective as of May 31, 2015, with each of the following subsidiaries (as Originator) of Convergys Corporation: (i) Stream International Inc., (ii) Stream Global Services AZ, Inc. and (iii) Encore Receivable Management, Inc. (collectively, the “New Receivables Sale Agreements”). The provisions of each New Receivables Sale Agreement are substantially similar to that certain Receivables Sale Agreement, dated as of June 30, 2009, between Convergys Customer Management Group Inc. and Convergys Funding Inc.

A copy of the Receivables Sale Agreement with: (a) Stream International Inc. is attached to the Current Report as Exhibit 10.1; (ii) Stream Global Services AZ, Inc. is attached to the Current Report as Exhibit 10.2; and (iii) Encore Receivable Management, Inc. is attached to the Current Report as Exhibit 10.3.

In conjunction with the New Receivables Sale Agreements, on June 9, 2015 and effective as of May 31, 2015, Convergys Corporation, Convergys Funding Inc., Liberty Street Funding LLC, The Bank of Nova Scotia, as a Purchaser and as Scotiabank Group Agent, and Wells Fargo Bank, N.A., as a Purchaser and as Administrative Agent, entered into Amendment No. 8 to Receivables Purchase Agreement (“Amendment No. 8”). Amendment No. 8 amends that certain Receivables Purchase Agreement, dated as of June 30, 2009, as amended (the “Receivables Purchase Agreement”), to which the foregoing named entities are parties, in part: (i) to allow Convergys Funding Inc. to sell, pursuant to the Receivables Purchase Agreement, the receivables that it buys pursuant to the New Receivables Sale Agreements; (ii) to allow same day funding provided that the request is received by 10:00 a.m. (New York City time) on the Business Day of the requested funding rather than by 12:00 noon (New York City time) one Business Day prior to the date of the requested funding; (iii) to allow certain information required to be delivered pursuant to the Receivables Purchase Agreement to be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall be available on the SEC EDGAR website; and (iv) to put a floor of zero on the Libor Market Index Rate. A copy of Amendment No. 8 is attached to the Current Report as Exhibit 10.4.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document Description

10.1	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Stream International Inc.

10.2	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Stream Global Services AZ, Inc.

10.3	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Encore Receivable Management, Inc.

10.4	Amendment No. 8 to Receivables Purchase Agreement dated as of June 9, 2015 and effective as of May 31, 2015 among Convergys Corporation, Convergys Funding Inc., Liberty Street Funding LLC, The Bank of Nova Scotia and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Jarrod B. Pontius
	Name:	Jarrod B. Pontius
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Dated: June 12, 2015

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Stream International Inc.

10.2	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Stream Global Services AZ, Inc.

10.3	Receivables Sale Agreement dated as of June 9, 2015 and effective as of May 31, 2015 between Convergys Funding Inc. and Encore Receivable Management, Inc.

10.4	Amendment No. 8 to Receivables Purchase Agreement dated as of June 9, 2015 and effective as of May 31, 2015 among Convergys Corporation, Convergys Funding Inc., Liberty Street Funding LLC, The Bank of Nova Scotia and Wells Fargo Bank, N.A.